Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED IN ACCORDANCE WITH ITEM 601 OF REGULATION S-K, BECAUSE THE REGISTRANT HAS DETERMINED THAT THE OMITTED INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Amendment to the AMENDED AND RESTATED COLLABORATION AGREEMENT

This Amendment (this “Amendment”) to the Amended and Restated Collaboration Agreement is entered into as of July 16, 2026 (“Amendment Effective Date”), by and between QuantumScape Battery, Inc., a Delaware corporation having its principal place of business at 1730 Technology Drive, San Jose CA 95110 (“QS”), and PowerCo SE, a societas europaea having its principal place of business at Industriestrasse Nord, 38239 Salzgitter, Germany (“PowerCo”) (QS and PowerCo also each a “Party” and together the “Parties”).

Recitals

A. WHEREAS, QS and PowerCo are parties to an Amended and Restated Collaboration Agreement, dated as of July 17, 2025 (the “Collaboration Agreement”), and the Statement of Work N.1 (SOW-1) [***], dated as of July 17, 2025 (“SOW-1”); and

B. WHEREAS, the Parties have agreed to amend certain terms of the Collaboration Agreement to reflect changes in the scope of the collaboration and the timing of certain milestones and deliverables under the Collaboration Agreement, and to enter into a new Statement of Work which shall succeed SOW-1 in its entirety, in each case, on the terms and subject to the conditions of this Amendment.

NOW THEREFORE, for and in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Collaboration Agreement or SOW-1, as applicable.

2. Amendments to the Collaboration Agreement. With effect from the Amendment Effective Date, the Collaboration Agreement shall be amended as follows:

2.1. The contents of Appendix 1 (SOW-2) to this Amendment hereby succeed and replace the contents of Exhibit 3 (SOW-1) to the Collaboration Agreement in their entirety.

2.2. The contents of Annex 1A ([***] Sample and Cell Specifications and KPIs) and Annex 1B ([***] Sample Specifications and KPIs) to the Collaboration Agreement are hereby deleted in their entirety and replaced with the contents of Appendix 2 (Annex 1A – [***] Sample and Cell Specifications and KPI) and Appendix 3 (Annex 1B – [***] Sample Specifications and KPIs) to this Amendment, respectively.

2.3. The contents of Annex 2 (Project Plan) to the Collaboration Agreement are hereby deleted in their entirety and replaced with the contents of Annex A to SOW-2. Upon execution of any subsequent SOW, the contents of the Project Plan shall also be deemed to be supplemented by the milestones set out in such subsequent SOW.

2.4. The contents of Annex 3 ([***] Standards) to the Collaboration Agreement are hereby deleted in their entirety and replaced with the contents of Appendix 4 (Annex 3 – [***] Standards) to this Amendment.

2.5. Section 2.1 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following (and all references in the Collaboration Agreement to the existing sub-sections of Section 2.1, if any, shall be construed as references to the applicable re-numbered sub-sections):

“2.1 Collaboration Efforts and Key Milestones. Each Party shall cooperate and work in good faith with the other Party in connection with the Project. Each Party shall [***] use all reasonable efforts necessary to execute the Project Plan and shall perform the activities allocated to it under any Statements of Work. Without limiting either Party’s obligations or commitments under the Project Plan, and except as may otherwise be agreed by both Parties in writing, the Parties agree that:

(a) upon the Amendment Effective Date, PowerCo and QS shall enter into SOW-2 pursuant to Section 3.2, which SOW-2 is attached to this Agreement as Exhibit 3;

(b) [***]

(c) [***] QS shall deliver to PowerCo [***] samples of the QSE5 in accordance with the specifications and requirements set forth on Annex 1A (the “[***] Samples”) [***];

(d) [***]

(e) [***] PowerCo shall inform QS of the version(s) of the [***] that PowerCo intends to mass produce and into which QSE5 Technology would be incorporated (the “QSE5 Target Design”);

(f) PowerCo may, at its sole discretion, make or have made QS Battery Technology cells consisting, in the aggregate, of up to five hundred (500) MWh for use across all demonstration fleets of automotive vehicles (the “Demonstration Fleet”). PowerCo may at its sole discretion determine the timing of the Demonstration Fleet (which may be launched before SOP), the vehicles into which such cells shall be incorporated and the number of vehicles in the Demonstration Fleet [***];

(g) [***]

(h) [***]

(i) [***]

(j) [***]; and

(k) PowerCo shall, to the extent set forth in the Project Plan or any applicable Statement of Work, cooperate with QS with respect to QS’s activities described in Sections 2.1(a) to 2.1(i) (inclusive), without limiting QS’s responsibility for developing the QSE5 and performing its other obligations under this Agreement.”

2.6. Section 2.4 of the Collaboration Agreement is hereby amended as follows:

[***]

2.7. Section 6.2 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

[***]

2.8. Article VIII (Term and Termination) of the Collaboration Agreement is hereby amended by inserting the following as a new Section 8.5 immediately following the existing Section 8.4:

[***]

2.9. The existing Sections 8.5 and 8.6 of the Collaboration Agreement are hereby re-numbered as Sections 8.6 and 8.7, respectively, and all references in the Collaboration Agreement to the existing Sections 8.5 and 8.6, if any, shall be construed as a reference to the applicable re-numbered Section.

2.10. Section 13.10 of the Agreement is hereby amended by adding the following notice address and contact information for PowerCo immediately after its existing German address:

“PowerCo Holding US, Inc.

450 National Ave

Mountain View CA 94043

USA”

3. Termination of SOW-1; Entrance into SOW-2.

3.1. With effect from the Amendment Effective Date, SOW-1 (including Annex A thereto) is hereby terminated in its entirety and of no further effect; provided, however, that notwithstanding the foregoing, PowerCo’s obligation to pay for all agreed invoices under SOW-1 shall continue in full force and effect [***]. The Parties hereby agree that the terms set forth in Appendix 1 to this Amendment shall constitute a new Statement of Work (“SOW-2”) which shall succeed SOW-1 with effect from the Amendment Effective Date.

4. Miscellaneous.

4.1. Section 1.2 (Interpretation), Article XI (Confidentiality), Article XII (Governing Law and Dispute Resolution) and Article XIII (Miscellaneous) of the Collaboration Agreement shall apply to this Amendment, mutatis mutandis, as if they were set forth herein.

4.2. Except as amended by this Amendment, the Collaboration Agreement remains in full force and effect. In the event of any conflict between this Amendment and the Collaboration Agreement, this Amendment shall prevail.

[Signature page follows]

In Witness Whereof, QS and PowerCo have executed this Agreement as of the date first written above.

POWERCO SE By: /s/ Frank Blome Name: Frank Blome Title: CEO By: /s/ HW Vassen Name: HW Vassen Title: CTO

[Signature page to Amendment Agreement]

In Witness Whereof, QS and PowerCo have executed this Agreement as of the date first written above.

QUANTUMSCAPE BATTERY, INC. By: /s/ Siva Sivaram Name: Siva Sivaram Title: CEO By: /s/ Michael McCarthy Name: Michael McCarthy Title: CLO

[Signature page to Amendment Agreement]

Appendix 1
SOW-2

Statement of Work N.2 (SOW-2)

July 16, 2026

Table of Contents

0.	Purpose	3
1.	Program Structure	3
2.	Program Objectives	3
3.	Cost Structure, Delivery, Validation and Payments	4
3.1	General Structure	4
3.2	Delivery and Validation	4
3.3	Invoicing and Payment Terms	5
3.4	Transition Contribution	6
4	Governance & Program Management	6
5	[***]	7
6	Signature	9

0. Purpose

This Statement of Work N.2 (“SOW-2”) is entered into as of July 16, 2026 pursuant to the Amended and Restated Collaboration Agreement dated as of July 17, 2025 by and between QuantumScape Battery, Inc. (“QuantumScape” or “QS”) and PowerCo SE (“PowerCo” or “PC”) as amended pursuant to that certain Amendment dated as of July 16, 2026 (the “Collaboration Agreement”).

This SOW-2 outlines the collaborative scope and responsibilities of QuantumScape and PC under the Collaboration Agreement with respect to the development, demonstration, and commercialization of QuantumScape’s solid-state battery technology based on QSE-5 Technology (the “Program”). This Program will serve as a proof-of-concept of the QSE-5 Technology and support other programs targeting VW group vehicle applications, such as vehicle demo fleet (if any) and other programs under the scope of the overall Project pursuant to the Collaboration Agreement.

The intention of the Program is to leverage the combined expertise and resources of QuantumScape and PC to advance the QSE-5 Technology, ensuring its readiness for commercial application in the automotive industry. The collaboration will be conducted by the PC and QS Program joint team (the “PC-QS Joint Team”) with the goal to achieve significant milestones that will validate the technology’s performance, safety, and scalability, thus paving the way for its integration into future VW vehicle models.

Capitalized terms not otherwise defined in this SOW-2 shall have the meaning given to them in the Collaboration Agreement.

1. Program Structure

The Program is structured around a collaborative effort between QuantumScape and PC (or its Affiliates), based on the phases of work and milestones (each, a “Milestone”) detailed in Annex A. The Program encompasses the following workstreams (each a “Workstream”):

[***]

2. Program Objectives

Annex A specifies, for each Workstream:

[***]

Each Party shall perform the activities for which it is responsible pursuant to Annex A.

Annex A may only be amended by unanimous written agreement of the Steering Committee in accordance with Section 4.2 of the Collaboration Agreement.

3. Cost Structure, Delivery, Validation and Payments

3.1 General Structure

[***]

3.2 Delivery and Validation

[***]

3.3 Invoicing and Payment Terms

[***]

3.4 Transition Contribution

[***]

4 Governance & Program Management

[***]

Program operations shall be managed day-to-day by the PC-QS Joint Team, which shall be responsible for the initial review and coordination of Program activities, including quarterly progress and any technical or operational issues.

The PC-QS Joint Team shall escalate matters to the Steering Committee as appropriate, particularly where alignment, decision-making authority, or resource allocation is required beyond the PC-QS Joint Team’s remit.

Any dispute or disagreement between the Parties in connection with this SOW-2 shall be addressed via the Escalation Process (as defined in the Collaboration Agreement).

5 [***]

[***]

6 Signature

This SOW-2 is agreed to and accepted by the duly authorized representatives of the Parties:

QuantumScape Battery, Inc.

Name:	Siva Sivaram
Title:	CEO	Signature:	/s/ Siva Sivaram

Name:	Michael McCarthy
Title:	CLO	Signature:	/s/ Michael McCarthy

PowerCo SE

Name:	Frank Blome
Title:	CEO	Signature:	/s/ Frank Blome

Name:	HW Vassen
Title:	CTO	Signature:	/s/ HW Vassen

ANNEX A

[***]

Appendix 2
Annex 1A – [***] Sample and Cell Specifications and KPI

[***]

Appendix 3
Annex 1B – [***] Sample Specifications and KPIs

[***]

Appendix 4
Annex 3 – [***] Standards

[***]

Appendix 5
[***] Invoice

[***]